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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[x]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                         Sigmatron International, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[ ]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                         SIGMATRON INTERNATIONAL, INC.
                              2201 LANDMEIER ROAD
                          ELK GROVE VILLAGE, IL 60007

                                                                 August 15, 2003

Notice of Annual Stockholders Meeting:

     You are hereby notified that the 2003 Annual Meeting of Stockholders of SigmaTron International, Inc. (the "Company") will be held at the Holiday Inn located at 1000 Busse Road, Elk Grove Village, Illinois at 10:00 a.m. local time, on Friday, September 19, 2003, for the following purposes:

        1. To elect two Class I directors to hold office until the 2006 Annual Meeting.

        2. To consider a proposal to ratify the selection of Grant Thornton LLP as independent auditors of the Company for the fiscal year ending April 30, 2004.

        3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on July 28, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.

     You are urged to attend the Meeting in person. Whether or not you expect to be present in person at the Meeting, please mark, date, sign and return the enclosed proxy in the envelope provided.

                                          By Order of the Board of Directors

                                          LINDA K. BLAKE
                                          Secretary

                         SIGMATRON INTERNATIONAL, INC.
                              2201 LANDMEIER ROAD
                          ELK GROVE VILLAGE, IL 60007

                      2003 ANNUAL MEETING OF STOCKHOLDERS

                                PROXY STATEMENT

                                    GENERAL

     This Proxy Statement and the accompanying proxy are furnished to stockholders of SigmaTron International, Inc. (the "Company") in connection with the solicitation of proxies by the Company's Board of Directors for use at the 2003 Annual Meeting of Stockholders (the "Meeting") to be held at the Holiday Inn located at 1000 Busse Road, Elk Grove Village, Illinois, at 10:00 a.m. local time, on Friday, September 19, 2003, for the purposes set forth in the accompanying Notice of Meeting. The Proxy Statement, the form of proxy included herewith and the Company's Annual Report to Stockholders for the fiscal year ended April 30, 2003 are being mailed to stockholders on or about August 15, 2003.

     Stockholders of record at the close of business on July 28, 2003 are entitled to notice of and to vote at the Meeting. On such date there were outstanding 3,140,127 shares of Common Stock, par value $.01 per share (the "Common Stock"). The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Meeting is necessary to constitute a quorum. In deciding all questions, each holder of Common Stock shall be entitled to one vote, in person or by proxy, for each share held on the record date.

     Votes cast by proxy or in person at the Meeting will be tabulated by the election inspector appointed for the Meeting and will determine whether or not a quorum is present. The election inspector will treat abstentions as shares that are present and entitled to vote but as not voted for purposes of determining the approval of any matter submitted to the stockholders for a vote. Abstentions will have the same effect as negative votes. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

     Properly executed proxies will be voted in the manner directed by the stockholders. If no direction is made, such proxies will be voted FOR the election of all nominees named under the caption "Election of Directors" as set forth therein as directors of the Company, and FOR the ratification of the selection of Grant Thornton LLP as the Company's Independent Auditors. The ratification of the selection of auditors requires an affirmative vote by holders of a majority of the shares present at the Meeting in person or by proxy and entitled to vote. Any proxy may be revoked by the stockholder at any time prior to the voting thereof by notice in writing to the Secretary of the Company, either prior to the Meeting (at the above address) or at the Meeting if the stockholder attends in person. A later dated proxy will revoke a prior dated proxy.

     As of the date of this Proxy Statement, the Board of Directors knows of no other business which will be presented for consideration at the Meeting. If other proper matters are presented at the Meeting, however, it is the intention of the proxy holders named in the enclosed form of proxy to take such actions as shall be in accordance with their best judgment.

     The information contained in this Proxy Statement relating to the occupations and security holdings of directors and officers of the Company and their transactions with the Company is based upon information received from each individual as of July 13, 2003.

                      HOLDINGS OF STOCKHOLDERS, DIRECTORS
                             AND EXECUTIVE OFFICERS

     The following table sets forth certain information regarding beneficial ownership of Common Stock as of July 13, 2003 by (i) each director of the Company, (ii) each executive officer of the Company, (iii) each person (including any "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934) who is known by the Company to own beneficially more than 5% of the outstanding Common Stock, and (iv) all directors and executive officers as a group. The address of directors and executive officers is c/o SigmaTron International, Inc., 2201 Landmeier Road, Elk Grove Village, Illinois 60007.

                              BENEFICIAL OWNERSHIP

                                                                NUMBER OF
NAME                                                            SHARES(1)    PERCENT
----                                                            ---------    -------
Cyrus Tang Revocable Trust (2)..............................      488,413     16.7%
  3773 Howard Hughes Pkwy., Ste. 350N
  Las Vegas, NV 89109
Tang Foundation for the Research of Traditional Chinese
  Medicine (2)..............................................      423,913     14.5%
  3773 Howard Hughes Pkwy., Ste. 350N
  Las Vegas, NV 89109
Fidelity Low-Price Stock Fund (7)...........................      288,100      9.8%
  82 Devonshire St. Boston, MA 02109
Gary R. Fairhead (3)........................................      265,405      8.6%
Gregory A. Fairhead (3).....................................      149,507      4.9%
John P. Sheehan (3).........................................      134,542      4.5%
Linda K. Blake (3)..........................................       68,850      2.3%
Dilip S. Vyas (4)(5)(8).....................................       48,000      1.6%
John P. Chen (4)(5)(8)......................................       40,700      1.4%
Thomas W. Rieck (5)(8)(10)..................................       37,500      1.3%
Franklin D. Sove (5)(6)(8)..................................       31,000      1.1%
Carl A. Zemenick (8)........................................       15,000        *
William L. McClelland (8)...................................       15,000        *
All directors and executive officers as a group (9).........      805,504     22.4%

-------------------------
 * Less than 1 percent.
 (1) Unless otherwise indicated in the footnotes to this table, the Company believes the persons named in this table have sole voting and investment power with respect to all shares of Common Stock reflected in this table. As of July 13, 2003, 2,993,984 shares were outstanding, not including certain options held by various directors and officers as noted in subsequent footnotes.

 (2) The sole beneficiary and trustee of Cyrus Tang Revocable Trust dated March 17, 1997 (the "Trust") is Cyrus Tang. Tang Foundation for the Research of Traditional Chinese Medicine is not-for-profit foundations. This entity, as well as the Trust, whose combined ownership represents in excess of 30% of the outstanding Common Stock, is controlled by Cyrus Tang.

 (3) The number of shares includes 136,993, 137,850, 130,100 and 68,200 shares issuable upon the exercise of stock options granted to Gary R. Fairhead, Gregory A. Fairhead, John P. Sheehan and Linda K. Blake, respectively. Said options are deemed exercised solely for purposes of showing total shares owned by such employees.

 (4) Includes 3,500 shares issuable upon the exercise of director stock options granted in September 1994, 3,500 shares granted in September 1995 and 3,500 granted in September 1996. Said options are deemed exercised solely for purposes of showing total shares owned by such non-employee directors.

 (5) Includes 5,000 shares issuable upon the exercise of director stock options granted in September 1997, 5,000 shares granted in September 1998 and 5,000 shares granted in September 1999. Said options are deemed exercised solely for purposes of showing total shares owned by such non-employee directors.

 (6) Franklin D. Sove is a former Vice President of Tang Industries, Inc.

 (7) Number of shares owned by Fidelity Low-Price Stock Fund at December 31, 2002 as reported by FMR Corp. on Amended Scheduled 13G on February 14, 2003.

 (8) Includes 7,500 shares issuable upon the exercise of director stock options granted in September 2000, 7,500 granted in December 2001 and 7,500 granted in September 2002. Said options are deemed exercised solely for purposes of showing total shares owned by such non-employee directors.

 (9) For purposes of calculating the total number of shares for all directors and executive officers as a group 186,000 of shares and 473,143 of options are deemed exercised.

 (10)In addition to the number of shares set forth on the Beneficial Ownership table, Mr. Rieck is also one of three trustees of Rieck and Crotty, P.C.'s profit sharing plan, which owns 15,900 shares of the Company's Common Stock. Mr. Rieck abstains from all voting and investment decisions with respects to such shares.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Company is required to report to stockholders those directors, officers and beneficial owners of more than 10% of any class of the Company's equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), who fail to file timely reports of beneficial ownership and changes in beneficial ownership, as required by Section 16(a) of the Exchange Act. Upon a review of such reports, the Company believes that all reports were filed on a timely basis during the fiscal year ended April 30, 2003.

                            I. ELECTION OF DIRECTORS

     Pursuant to the Company's Certificate of Incorporation, the Board of Directors is divided into three classes of directors serving three-year terms. The terms of Class I directors (Messrs. Rieck and McClelland) expire in 2003; the terms of Class II directors (Messrs. Chen and Zemenick) expire in 2004; and the terms of Class III directors (Messrs. Fairhead, Sove and Vyas) expire in 2005. All directors of each class will hold their positions until the annual meeting of stockholders at which time the terms of the directors in such class expire, or until their respective successors are elected and qualify.

           NOMINEES FOR ELECTION AS CLASS I DIRECTORS AT THE MEETING

     Two Class I directors are to be elected by a plurality of the stockholder votes cast at the Meeting, to serve until the 2006 Annual Meeting of Stockholders or until their successors shall be elected and shall qualify. The following persons have been nominated:

                                                                                                  DIRECTOR OF
                                                PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS      COMPANY
NAME                                     AGE            AND OTHER PUBLIC DIRECTORSHIPS               SINCE
----                                     ---    ----------------------------------------------    -----------
Thomas W. Rieck......................    58     Attorney and President of Rieck and                 1994
  Class I                                       Crotty, P.C. Mr. Rieck was an executive
                                                officer of Circuit Systems, Inc. (CSI). CSI
                                                filed a petition for relief under Chapter II
                                                of the Bankruptcy Code in September 2000.

William L. McClelland................    74     Partner Tower Extrusion LTD since 1977.             2001
  Class I

     The Board of Directors knows of no reason why any of the foregoing nominees will be unavailable to serve, but, in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend. THE ENCLOSED PROXY CANNOT BE VOTED FOR A GREATER NUMBER OF PERSONS THAN TWO, THE NUMBER OF NOMINEES NAMED IN THIS PROXY STATEMENT.

                                                                                                DIRECTOR
                                         DIRECTORS WHOSE TERMS EXTEND BEYOND THE MEETING           OF
                                       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND        COMPANY
NAME                          AGE                  OTHER PUBLIC DIRECTORSHIPS                     SINCE
----                          ---      --------------------------------------------------       --------
John P. Chen................  49    Chief Financial Officer of National Material L.P. since
  Class II                          1994.                                                       1994

Carl A. Zemenick............  58    President and CEO of GF Office Furniture, Ltd. LP since
  Class II                          June 1990.                                                  2001

Gary R. Fairhead............  51    President and Chief Executive Officer. Gary R. Fairhead
  Class III                         has been President of the Company since 1990. Gary R.       1994
                                    Fairhead and Gregory A. Fairhead, the Executive Vice
                                    President and Assistant Secretary of the Company are
                                    brothers.

Franklin D. Sove............  69    Mr. Sove was Vice President of Tang Industries, Inc. from
  Class III                         September 1998 through December 2002.                       1994

Dilip S. Vyas...............  55    Mr. Vyas has been self-employed since September 1998 and
  Class III                         was Director and Vice President of CSI until 1998.          1994

DIRECTOR COMMITTEES; BOARD MEETINGS

     The Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating Committee. Each committee is composed of at least two independent directors who together constitute a majority of each committee.

     The functions of the Audit Committee include: (1) review of the scope of the audit; (2) review with the independent accountants the corporate accounting practices and policies and recommend to whom reports should be submitted within the Company; (3) review with the independent accountants their final report; (4) review with the internal and independent accountants overall accounting and financial controls; and (5) being available to the independent accountants and management for consultation purposes. The Audit Committee is comprised of three directors Messrs. Sove, Rieck, Chen.

     The functions of the Compensation Committee are to review and recommend to the Board of Directors annual salaries and bonuses for all executive officers and review, approve and recommend to the Board of Directors the terms and conditions of all employee benefit plans or changes thereto and administer the Company's 1993, 1994, 1997 and 2000 Stock Option Plans. Messrs. Rieck, Chen and Vyas are members of the Compensation Committee.

     The functions of the Nominating Committee are to review and recommend to the Board of Directors a slate of nominees for each election of members to the Board of Directors, to review and recommend changes to the number, classification, and term of directors and to receive and review nominations by Stockholders with regard to the nomination process. The Nominating Committee will accept nominees recommended by stockholders. However, the Company's bylaws establish an advance notice procedure for such nominations. Generally, such notice must be received by the Secretary of the Company not less than 60 and no more than 90 days prior to a regularly scheduled annual meeting of stockholders, or within 10 days after receipt of notice of an annual meeting of stockholders if the date of such meeting has not been publicly disclosed within 70 days prior to the meeting date. Messrs. Rieck and Sove are members of the Nominating Committee.

     The Board of Directors held seven meetings either in person or by telephone conference during the fiscal year ended April 30, 2003. The Compensation Committee held 10 meetings in person or by telephone conference and the Audit Committee held four meetings in person or by telephone conference during fiscal

2003. The Nominating Committee held one meeting during fiscal 2003. All directors attended at least 75% of the aggregate of the board meetings and committees of which they were members.

COMPENSATION OF DIRECTORS

     Non-employee directors are entitled to be paid $1,500 per month. Directors that serve on the Audit Committee are paid an additional $1,000 per month, and directors who serve on the Compensation Committee are paid an additional $250 per month. In addition, under the 1997 Directors' Stock Option Plan each non-employee director received a grant of options for 5,000 shares at each of the 1997, 1998 and 1999 annual stockholders' meetings. Such options are exercisable for ten years from the respective date of grant at a price based on the price of the Common Stock on the respective grant dates. In addition, under the 2000 Directors' Stock Option Plan, non-employee directors received a grant of options to acquire 7,500 shares of Common Stock at the September 2000, December 2001 and September 2002 annual shareholders' meetings. Such options are exercisable for ten years from the respective date of grant at a price based on the price of the Common Stock on the respective grant dates. No additional grant of options to acquire shares has been proposed by the Board of Directors.

                             EXECUTIVE COMPENSATION

     The following table sets forth a summary of all compensation paid by the Company for its fiscal years ended April 30, 2003, 2002 and 2001 to the Company's Chief Executive Officer and each executive officer of the Company whose total annual salary and bonus for such year exceeded $100,000:

                                                     ANNUAL COMPENSATION       LONG-TERM
                                                    ---------------------    COMPENSATIONS     ALL OTHER
                                                    SALARY       BONUS          AWARDS        COMPENSATION
NAME AND PRINCIPAL POSITION                           ($)         ($)         OPTIONS(#)          (4)
---------------------------                         ------       -----       -------------    ------------
Gary R. Fairhead........................    2003    172,563    310,000(1)            0            300
  President and Chief Executive Officer     2002    166,660     83,000(2)       82,950            300
                                            2001    164,868          0(3)            0            300
Gregory A. Fairhead.....................    2003    160,428    260,500(1)            0            300
  Executive Vice President -- Operations
     and                                    2002    151,296     73,500(2)       87,450            300
  Assistant Secretary                       2001    149,649      7,500(3)            0            300
John P. Sheehan.........................    2003    122,599    210,000(1)            0            300
  Vice President-Director of Materials
  and                                       2002    111,452     62,000(2)       79,700            300
  Assistant Secretary                       2001    110,238          0(3)            0            300
Linda K. Blake..........................    2003    110,289    210,000(1)            0            300
  Chief Financial Officer, Vice
  President-                                2002    100,221     62,000(2)       36,200            300
  Finance, Treasurer and Secretary          2001     98,469          0(3)            0            300

-------------------------
(1) Represents bonus earned in fiscal 2003 and paid in fiscal 2003 and 2004.

(2) Represents bonus earned in fiscal 2002 and paid in fiscal 2003.

(3) Represents bonus earned in fiscal 2001 and paid in fiscal 2002.

(4) Represents the matching to the Company's 401(k) plan contribution which the Company made on behalf of each named officer.

                 OPTION GRANT AND EXERCISES IN LAST FISCAL YEAR

     There were no options granted to executive officers of the Company in fiscal 2003.

     On August 19, 2002, the Board of Directors authorized the cancellation of 179,000 option shares under the 1993 Employee Plan, including the following:
Gary R. Fairhead 52,750; Gregory A. Fairhead 50,750; John P. Sheehan 49,500; and Linda K. Blake 4,000 option shares were cancelled. The cancelled options were granted on February 9, 1994 with an exercise price of $7.00. In addition, on August 19, 2002 the Board of Directors authorized the cancellation of 42,000 option shares under the 1993 Employee Plan, including the following: Gary R. Fairhead 10,000; Gregory A. Fairhead 10,000; John P. Sheehan 7,000, Linda K. Blake 7,000; and an additional 10,000 options shares were cancelled. The cancelled options were granted July 1, 1998 with an exercise price of $7.375.

                  OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table sets forth certain information with respect to each named executive officer of the Company concerning the exercise of options during the fiscal year ended April 30, 2003, as well as any unexercised options held as of the end of such fiscal year.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                                                         VALUE OF UNEXERCISED
                                                                 NUMBER OF SHARES        IN-THE-MONEY OPTIONS
                                 SHARES                       UNDERLYING UNEXERCISED       AT FY-END ($)(1)
                              ACQUIRED ON       VALUE        OPTIONS AT FY-END (#)(1)        EXERCISABLE/
NAME                          EXERCISE (#)   REALIZED ($)   EXERCISABLE/ UNEXERCISABLE      UNEXERCISABLE
----                          ------------   ------------   --------------------------   --------------------
Gary R. Fairhead............     12,757          --               109,342/27,650            151,028/98,158
Gregory A. Fairhead.........     10,000          --               108,700/29,150           171,465/103,483
John P. Sheehan.............         --          --               103,534/26,566             32,426/42,834
Linda K. Blake..............     15,000          --                56,134/12,066            188,626/94,309

---------------

(1) These options are service-based options. A portion of these options vest over a five-year period which began in February 1995 and the remaining options vest over three and five-year periods.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following tables provides information as of the fiscal year ended April 30, 2003 with respect to shares of Common Stock that may be issued under the Company's existing equity compensation plans, as detailed below:

                                                     (A)                      (B)                       (C)
                                                     ---                      ---                       ---
                                                                                               NUMBER OF SECURITIES
                                                                                              REMAINING AVAILABLE FOR
                                            NUMBER OF SECURITIES                               FUTURE ISSUANCE UNDER
                                              TO BE ISSUED UPON         WEIGHTED-AVERAGE        EQUITY COMPENSATION
                                           EXERCISE OF OUTSTANDING     EXERCISE PRICE OF         PLANS (EXCLUDING
                                              OPTIONS, WARRANTS       OUTSTANDING OPTIONS,    SECURITIES REFLECTED IN
             PLAN CATEGORY                       AND RIGHTS           WARRANTS AND RIGHTS           COLUMN (A))
             -------------                 -----------------------    --------------------    -----------------------
Equity compensation plans approved by
  security holders
--Employee Stock Option Plan 1993......            366,797                   $6.22                    176,203
--Employee Stock Option Plan 2000......            322,743                   $2.30                          0
--Director Stock Option Plan 1994......             31,500                   $8.62                          0
--Director Stock Option Plan 1997......            105,000                   $8.46                          0
--Director Stock Option Plan 2000......            142,500                   $3.65                          0
                                                   -------                   -----                    -------
Equity compensation plans not approved
  by security holders..................                  *                       *                          *
                                                   -------                   -----                    -------
       Total...........................            968,540                                            176,203

---------------

* Not applicable.

                         REPORT OF THE AUDIT COMMITTEE

     The functions of the Audit Committee include: (1) selection, evaluation, and where appropriate, replacement of the independent accountants; (2) pre-approval of audit and permitted non-audit services to be performed by the independent accountants; (3) review of the scope of the audit; (4) reviewing, with the independent accountants, the corporate accounting practices and policies and recommending to whom reports should be submitted within the Company; (5) reviewing the final report of the independent accountants; (6) reviewing accounting controls; and (7) being available to the independent accountants and management for consultation purposes. The Audit Committee is comprised of three members: Messrs. Chen, Rieck, and Sove (Chairman). Each member of the Audit Committee is an independent director, as defined under current Nasdaq listing standards. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is included as Exhibit A to this Proxy Statement.

     The Audit Committee has reviewed and discussed the audited financial statements with management, and discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards (SAS) No. 61, as modified. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as modified, and has discussed with the independent accountants the independent accountants' independence. Based on the review and discussions referred to herein, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

THIS REPORT IS SUBMITTED BY THE MEMBERS OF THE COMMITTEE.

                                          Franklin D. Sove (Chairman)
                                          Thomas W. Rieck
                                          John P. Chen

STOCK PRICE PERFORMANCE GRAPH

     The following performance graph compares the percentage change in the cumulative total stockholder return on the Company's Common Stock during the period from May 1, 1999 through April 2003 with the cumulative total return on
(i) a new group consisting of the Company's peer corporations on a line-of-business basis to be used for comparison purposes going forward (the "New Peer Group"), (ii) an old group consisting of the Company's peer corporations on a line-of-business basis used for the fiscal year ended April 30, 2002 (the "Old Peer Group"), and (iii) the NASDAQ Composite Index (Total Return). The comparison assumes $100 was invested on May 1, 1999 in the Company's Common Stock, the New Peer Group (allocated equally among each of the New Peer Group members), the Old Peer Group (allocated equally among each of the Old Peer Group members), and the NASDAQ Composite Index and assumes reinvestment of dividends, if any.

     The New Peer Group consists of IEC Electronics Corp., Nortech Systems Inc., SMTEK International, Inc., and Techdyne Inc., whereas the Old Peer Group consists of Benchmark Electronics, Inc., DII Group, Inc. (formerly known as Dovatron International, Inc.), IEC Electronics Corp., Plexus Corp., SCI Systems, Inc., and Solectron Corp. The Company has selected the New Peer Group because the Company believes that the New Peer Group will provide a more informative and focused performance comparison than the Old Peer Group.

     Comparison of five year cumulative total among SigmaTron International, Inc., the New Peer Group, the Old Peer Group, and the Nasdaq Composite Index (Total Return).

                              [PERFORMANCE GRAPH]

----------------------------------------------------------------------------------------------------
                                                   BASE
                                                  PERIOD
               COMPANY NAME/INDEX                 APR 98  APR 99  APR 00  APR 01  APR 02  APR 03
----------------------------------------------------------------------------------------------------
  SIGMATRON INTERNATIONAL INC                        100   45.39   49.47   11.12   38.70   65.25
----------------------------------------------------------------------------------------------------
  NASDAQ U.S. INDEX                                  100  137.05  207.60  113.68   91.36   79.79
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  NEW PEER GROUP                                     100   49.81   35.82   34.48   30.77   19.81
----------------------------------------------------------------------------------------------------
  OLD PEER GROUP                                     100  172.00  365.13  197.71   68.85   32.48
----------------------------------------------------------------------------------------------------

                        COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

OVERVIEW AND PHILOSOPHY

     The Company's executive compensation policy is to provide compensation and benefit programs to enable it to attract, retain and incentivize talented executives. Total compensation includes base salary, annual cash bonuses, long-term incentive and employee benefits. Guiding principals include offering:
(A) base salary and employee benefit packages comparable to similarly capitalized companies with comparable operating results; and, to assure that management's interests are closely aligned with those of shareholders; (B) performance-based incentives, including annual cash bonuses and long-term stock-based incentives based on overall Company financial results and individual contributions thereto. The Company seeks to reward outstanding executive performance contributing to superior Company operating results and enhanced shareholder value.

     The Board of Directors administers the Company's executive compensation policy through its Compensation Committee and the Compensation Committee's supervision of the determinations of the Company's executive officers on compensation matters. The base salary of the President and the Chief Financial Officer and executive officers of the Company is determined by the Board of Directors acting on the recommendations of its Compensation Committee. The President and Chief Executive Officer recommend to the Compensation Committee the base salaries to be paid to all executive officers.

     Annual cash bonuses are determined by action of the Board of Directors on recommendations made by its Compensation Committee. Stock options may be granted to key employees of the Company as determined by the Compensation Committee pursuant to the Company's 1993 and 2000 Stock Option Plans.

REPORT OF 2003 COMPENSATION OF EXECUTIVE OFFICERS

     The President and Chief Executive Officer recommended to the Compensation Committee the base salaries and bonuses to be paid to the executive officers. The Compensation Committee approved the base salaries and bonuses recommended, and the entire Board of Directors adopted the recommendations. The Committee did not grant additional stock options to executive officers during this year.

REPORT OF 2003 COMPENSATION OF PRESIDENT AND CHIEF EXECUTIVE OFFICER

     The compensation for the Company's President and Chief Executive Officer is set within the philosophy and policy identified above for all executive officers. In setting the salary and determining the bonus of the President and Chief Executive Officer of the Company, the Compensation Committee considered many factors, including the Company's recent financial results, contributions to achieving strategic initiatives, the Company's commitment to implementing internal controls and corporate governance practices, fulfilling cost containment goals, and fulfilling certain other performance goals.

THIS REPORT IS SUBMITTED BY THE MEMBERS OF THE COMMITTEE.

                                          Thomas W. Rieck (Chairman)
                                          John P. Chen
                                          Dilip S. Vyas

     Deductibility of Certain Executive Compensation. Section 162(m), added to the federal Internal Revenue Code by the Omnibus Budget Reconciliation Act of 1993 (the "Act"), denies publicly held corporations a deduction for compensation in excess of $1 million per year paid or accrued with respect to certain executives in taxable years beginning on or after January 1, 1994, except to the extent that such compensation qualifies for an exemption from that limitation.

     The deduction limitation has no effect on the Company's ability to deduct payments made (or deemed made for tax purposes) in fiscal 2003 to the named executive officers listed in the summary compensation table. The limitation, however, could affect the ability of the Company and its subsidiaries to deduct compensation paid to such officers in fiscal 2004 and subsequent years. The Company intends to take appropriate action to comply with the Act so that deductions will be available to it for all compensation paid to its executive officers to the extent practicable in fiscal 2004.

                              CERTAIN TRANSACTIONS

     The Company had transactions with Circuit Systems, Inc., which filed for protection under Chapter 11 of the Federal bankruptcy code, and is now know as Circuit Systems, Inc. Liquidating Grantor's Trust, dated October 14, 2001 ("CSI"), a former shareholder of the Company. CSI divested itself of the investment in common stock of the Company in April 2001. These transactions primarily involved the purchase of raw materials and the leasing of operating space. Purchases of raw material were zero for the years ended April 30, 2003 and 2002, and approximately $3,598,000 for April 30, 2001. The Company leases space in Elk Grove Village, Illinois, at a base rental of $33,800 per month, with an additional $7,000 per month for property taxes. The lease requires the Company to pay maintenance and utility expenses. In July 2000 the Company exercised its renewal option for an additional five-year period through February 2006. Subsequent to the renewal agreement, CSI sold the building to a non-related party. The Company's exercise of the option to renew was acknowledged by the new owner. Rent and property tax expense related to the agreement totaled approximately $495,000, $493,000 and $515,000 for the years ended April 30, 2003, 2002, and 2001, respectively.

     The Company has a 42% ownership interest in SMTU, which was formed on September 15, 1994, as a joint venture to provide surface mount technology assembly services primarily to electronic original equipment manufacturers. The Company owns 50% of the outstanding stock of SMT Unlimited, Inc. ("SMT, Inc."), which is the general partner of SMTU. One of the limited partners of SMTU is also an equal shareholder of SMT, Inc., along with the Company.

     The Company holds subordinated debentures totaling $1,050,000 from SMTU. Debentures totaling $650,000 bear interest at 8%, and debentures totaling $400,000 bear interest at 12%. Accrued interest receivable on the debentures amounted to $525,962 and $474,850 at April 30, 2003 and 2002, respectively. On November 1, 2002 the Company waived all future subordinated interest charges until further notice. On May 27, 2003, the Company amended the debenture agreement extending the repayment date from August 1, 2003 to August 1, 2005. As a result of the waiver of future interest expense and the extension of the loan repayment date the subordinated debentures were deemed to be impaired. The Company determined that the fair value of the future cash flows exceeded the investment by $329,208 at April 30, 2003 and recorded an impairment provision for this amount. Payments of principal and interest on the debentures is subordinated to prior payment in full of SMTU's revolving line of credit.

     SMTU incurred a $13,680 monthly administrative fee in fiscal year 2003, a $24,000 monthly administrative fee for November 2001 through April 2002, and a $28,500 monthly administrative fee prior to November 2001 for administrative services provided by the Company.

     The investment in SMTU is carried at cost plus equity in undistributed earnings or losses since acquisition. The Company has recorded its share of the income or losses in SMTU as an increase or reduction, respectively, of the investment in SMTU.

     In August 1999, the Company entered into a guaranty agreement with SMTU's lender to guarantee the obligation of SMTU under its revolving line of credit to a maximum of $2,000,000 plus interest and related costs associated with the enforcement of the guaranty. In conjunction with the guaranty agreement, Gary R. Fairhead, President and CEO of the Company and Vice President of SMT, Inc. has executed a guaranty to the lender to reimburse the Company for up to $500,000 of payments made by the Company under its guaranty to the lender in excess of $1,000,000. In conjunction with the Company's guaranty agreement, one of SMTU's limited partners has agreed to indemnify the Company for 50% of all payments made on behalf of SMTU to the lender.

     The Company also has guaranteed lease obligations of approximately $388,000 for SMTU. The Company has been indemnified by one of the other limited partners in the amount of $194,000 for the guaranteed lease obligations.

     The Company's investment and advances to and receivables from SMTU totaled approximately $3,582,000 and $4,680,000 at April 30, 2003 and 2002,
respectively, and no liability has been recorded by the Company related to its guaranty of SMTU's credit agreement.

     At April 30, 2003, and 2002, the Company had non-interest-bearing receivables of approximately $114,000 and $183,000, respectively, for advances to a company in which an officer of the Company is an investor. The balance has been recorded as other assets at April 30, 2003 and 2002. This outstanding receivable has been guaranteed by an officer of the Company.

     During 1996, the Company invested $1,200 in exchange for a 12% limited partnership interest in Lighting Components, L.P. ("LC") and invested $1,300 in Lighting Components, Inc., which is the general partner of LC, in exchange for 13% of its capital stock. At April 30, 1998, the Company had also made advances to LC in exchange for subordinated debentures and promissory notes totaling $280,000. The subordinated debentures and promissory notes totaling $280,000 were fully reserved at April 30, 1998.

     In addition to the subordinated debentures and promissory notes, at April 30, 2000, the Company had recorded miscellaneous receivables, interest and trade receivables from LC of $1,560,000, against which a reserve of $789,000 was recorded. The Company wrote off its investment in LC of $2,500 in the statement of operations for the year ended April 30, 2001. In April 2001, LC sold certain assets to a third party. In connection with the asset sale, the Company received a $400,000 promissory note receivable from a third party. Payments are due on the promissory note as follows: $125,000 plus accrued interest due January 1, 2002, $125,000 plus accrued interest due January 1, 2003, and $150,000 plus accrued interest due January 1, 2004. The payment obligations for $125,000 due January 1, 2003 and 2002, plus accrued interest, were paid in December 2002 and 2001, respectively. Interest on the promissory note accrues at 5% per annum. The third party also agreed to pay LC royalties on certain sales derived from the purchase of the acquired assets as defined in the agreement. LC or its successor will receive royalty payments through April 30, 2007. Per the terms of a separate agreement, the Company will receive its share of the royalty payments. These royalty payments, if any, will be recorded by the Company as received and reflected as payments on the notes.

                II. PROPOSAL TO RATIFY SELECTION OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors will recommend at the Meeting that the stockholders ratify the appointment of the firm of Grant Thornton LLP to audit the accounts of the Company for the current fiscal year. Representatives of that firm are expected to be present at the Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. Grant Thornton LLP was recommended by the Audit Committee for fiscal 2004.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP.

     In connection with the audits for the years ended April 30, 2003 and 2002, the Company has had no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Any disagreements if not resolved to the satisfaction of Grant Thornton LLP would have caused it to make reference thereto in its report on the consolidated financial statements for 2003 and 2002.

                       FISCAL 2003 AUDIT FIRM FEE SUMMARY

     During fiscal 2003, the Company retained its auditor, Grant Thornton LLP, to provide services in the following categories and amounts:

AUDIT FEES

     Grant Thornton LLP billed an aggregate of $113,425 in fees for professional services rendered in connection with the audit of the Company's financial statements for the most recent fiscal year and the reviews of the financial statements of the Company's quarterly reports on Form 10-Q.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The Company did not engage Grant Thornton LLP to provide advice to the Company regarding financial information systems design and implementation during the Company's 2003 fiscal year.

ALL OTHER FEES

     Ernst & Young LLP billed an aggregate of $9,500 in fees for other services for the fiscal year ended April 30, 2003. Grant Thornton LLP billed an aggregate of $78,967 in fees for other services for the fiscal year ended April 30, 2003. In addition, the Audit Committee has considered the compatibility of the non-audit services provided by the auditors with the auditors' independence for the fiscal year ended April 30, 2003 and determined that those services were compatible with the maintenance of the independence of the auditors.

                                 MISCELLANEOUS

     The Company's 2003 Annual Report to Stockholders is being mailed to stockholders contemporaneously with this Proxy Statement.

COST OF SOLICITATION

     All expenses incurred in the solicitation of proxies will be borne by the Company. In addition to the use of the mail, proxies may be solicited on behalf of the Company by directors, officers and employees of the Company by telephone or telecopy. The Company will reimburse brokers and others holding Common Stock as nominees for their expenses in sending proxy material to the beneficial owners of such Common Stock and obtaining their proxies.

PROPOSALS OF STOCKHOLDERS

     In accordance with the rules of the Securities and Exchange Commission, any proposal of a stockholder intended to be presented at the Company's 2003 Annual Meeting of Stockholders must be received by the Secretary of the Company before April 17, 2004 in order for the proposal to be considered for inclusion in the Company's notice of meeting, proxy statement and proxy relating to the 2004 Annual Meeting.

     Stockholders may present proposals that are proper subjects for consideration at an annual meeting, even if the proposal is not submitted by the deadline for inclusion in the proxy statement. The stockholder must comply with the procedures specified by the Company's by-laws which require all stockholders who intend to make proposals at an annual stockholders meeting to send a proper notice which is received by the Secretary not less than 120 or more than 150 days prior to the first anniversary of the date of the Company's consent solicitation or proxy statement released to stockholders in connection with the previous year's election of directors or meeting of stockholders; provided, that if no annual meeting of stockholders or election by consent was held in the previous year, or if the date of the annual meeting has been changed from the previous year's meeting, a proposal must be received by the Secretary within 10 days after the Company has publicly disclosed the date of such meeting.

     The Company currently anticipates the 2004 Annual Meeting of stockholders will be held September 17, 2004.

     The by-laws also provide that nominations for director may only be made by or at the direction of the Board of Directors or by a stockholder entitled to vote who sends a proper notice which is received by the Secretary no less than 60 or more than 90 days prior to the meeting; provided, however, that if the Company has not publicly disclosed the date of the meeting at least 70 days prior to the meeting date, notice may be timely made by a stockholder if received by the Secretary no later than the close of business on the 10th day following the day on which the Company publicly disclosed the meeting date.

                                          By order of the Board of Directors

                                          Linda K. Blake
                                          Secretary
Dated: August 15, 2003

                                                                       EXHIBIT A

                                 CHARTER OF THE
                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                         SIGMATRON INTERNATIONAL, INC.

I. FUNCTIONS

     The functions of the Audit Committee (the "Committee") of SigmaTron International, Inc. (the "Company") shall include: (1) review of the scope of the audit; (2) review with the independent accountants the corporate accounting practices and policies and recommend to whom reports should be submitted within the Company; (3) review with the independent accountants their final report; (4) review with the internal and independent accountants overall accounting and financial controls; and (5) being available to the independent accountants and management for consultation purposes.

II. COMPOSITION

     The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall satisfy the independence requirements under applicable law, rules and regulations, including the rules of the Nasdaq Stock Market, Inc. ("Nasdaq"). Notwithstanding the foregoing, one director who (a) is not independent as defined in Nasdaq Rule 4200, (b) meets the criteria set in
Section 301 in the Sarbanes-Oxley Act of 2002 and the rules and regulations thereunder, (c) does not own or control 20% or more of the Company's voting securities, and (d) is not a current officer or employee or a family member of such officer or employee, may be appointed to the Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the Company and its shareholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. A member appointed under this exception may not serve longer than two years and may not chair the Committee.

     Each member of the Committee shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

     The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve in such capacity until the next annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full committee membership.

III. MEETINGS

     The Committee shall meet at least two times annually, and more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with the chief financial officer and the independent accountants to discuss any matters that the Committee or either of these groups believe should be discussed privately. In addition, the Committee or its Chair should meet in person or by telephone conference call with the independent accountants and management quarterly to review the Company's financials consistent with IV.3 below.

IV. RESPONSIBILITIES

     The Audit Committee shall have the following responsibilities:

Documents/Reports Review

     1.  Review this Charter annually and update it as conditions dictate.

     2. Review the Company's annual financial reports and other financial information submitted to the Securities and Exchange Commission (the "SEC"), or the public, including any certification, attestation, report, opinion or review rendered by the independent accountants, and the independent accountants' judgment as to the quality of the Company's accounting principles.

     3. Review with the chief financial officer or his/her delegate and, if the Committee believes it to be advisable, the independent accountants, quarterly reports on Form 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

     4. Issue a report to the Board disclosing whether (a) the Committee has reviewed and discussed the audited financial statements with management; (b) the Committee has discussed with the independent accountants the matters required to be discussed by SAS 61, as may be modified or supplemented; (c) the Committee has received the written disclosures and the letter from the independent accountants required by ISB Standard No. 1, as may be modified or supplemented, and has discussed with the accountants the accountants' independence; and (d) whether, based on the review and discussions referred to in (a) -- (c) above, the Committee recommended to the Board that the financial statements be included in the Annual Report on Form 10-K or 10-KSB for the last fiscal year for filing with the SEC. These disclosures shall appear over the printed names of each member of the Committee, and shall be included in the Company's proxy statement, if said proxy statement relates to an annual meeting of shareholders at which directors are to be elected (or special meeting or written consents in lieu of such meeting). The disclosures shall be made at least once a year.

Independent Accountants

     5. Select, evaluate, and, where appropriate, replace the independent accountants, and, if appropriate, nominate the independent accountants to be proposed for shareholder ratification or approval in any proxy statement. The independent accountants are ultimately accountable to the Committee, which has the sole authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants.

     6. Pre-approve all audit and permitted non-audit services to be performed by the independent accountants (subject to the de minimis exceptions under applicable law, rules and regulations). However, the Committee may delegate to one or more designated members of the Committee the authority to grant such pre-approvals, and the decisions of any member to whom such authority is delegated shall be presented to the full Committee at its next regularly scheduled meeting. In determining whether to pre-approve permitted non-audit services, the Committee (or the members with authority to pre-approve) shall consider whether the independent accountants' performance of such services is compatible with independence.

     7. Approve the fees and other compensation to be paid to the independent accountants. On at least an annual basis, to determine the accountants' independence, the Committee should discuss with the independent accountants all significant relationships or services the independent accountants have that may impact their objectivity and independence, taking into consideration the written statement that shall be obtained from the accountants to determine the accountants' independence setting forth the relationships between the independent accountants and the Company consistent with ISB Standard No. 1.

     8. Review the performance of the independent accountants and discharge the independent accountants when circumstances warrant.

     9. Receive copies of the annual comments from the independent accountants on accounting practices and policies and systems of control of the Company, and review with them any questions, comments or suggestions they may have relating thereto.

     10. Oversee regular rotation of the lead audit partner, as required by applicable law, rules and regulations, and consider whether rotation of the independent accountants or their lead audit partner is necessary to ensure independence.

     11. Take other appropriate action to oversee the independence of the independent accountants.

Financial Reporting Processes

     12. Review with management and the independent accountants not less than annually the internal controls, disclosure controls and procedures, and accounting and audit activities of the Company.

     13. Review with management and the independent accountants significant exposure risks and the plans to appropriately control such risks.

     14. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent accountants, management or the internal accounting department.

     15. Review with management and the independent accountants accounting policies which may be viewed as critical, and review significant changes in the accounting policies of the Company and accounting and financial reporting proposals that may have a significant impact on the Company's financial reports. Review with management accounting estimates in the event (a) an estimate requires the Company to make assumptions about matters that are highly uncertain at the time the accounting estimate is made, and (b) different estimates that the Company reasonably could have used in the current period, or changes in the accounting estimates that are reasonably likely to occur from period to period, would have a material impact on the presentation of the Company's financial condition, changes in financial condition or results of operations.

     16. Make or cause to be made, from time to time, such other examinations or reviews as the Committee may deem advisable with respect to the adequacy of the systems of internal controls, accounting practices, internal audit procedures, and disclosure controls and procedures of the Company, taking into account current accounting and regulatory trends and developments, and take such action with respect thereto as may be deemed appropriate by the Committee. The Committee shall have the authority to retain outside advisors to assist it in the conduct of any investigation, examination or review.

     17. Review with management and the independent accountants any material financial or non-financial arrangements of the Company which do not appear on the financial statements of the Company.

     18. Review communications required to be submitted by the independent accountants concerning (a) critical accounting policies and practices used, (b) alternative treatments of financial information within generally accepted accounting principles ("GAAP") that have been discussed with management and the ramifications of such alternatives and the accounting treatment preferred by the independent accountants, and (c) any other material written communications with management.

     19. Review with the independent accountants any problems encountered in the course of their audit, including any change in the scope of the planned audit work and any restrictions placed on the scope of such work and any management letter provided by the independent accountants and management's response to any such letter.

Internal Controls and Process Improvement

     20. Evaluate whether senior management is setting the appropriate tone at the top by reviewing their communication with other personnel of the Company regarding the importance of internal controls and evaluate whether the members of senior management possess an understanding of their roles and responsibilities.

     21. Establish a regular system of reporting to the Committee and internally within the Company by management, the independent accountants and the internal accounting department.

     22. Review the scope of the audit to be performed, and the audit procedures to be used, by the independent accountants, as a part of the annual audit process.

     23. Review and attempt to resolve disagreements between management and the independent accountants regarding financial reporting.

     24. Review, at least annually, the then current and future programs of the internal accounting department, including the procedure for assuring implementation of accepted recommendations made by the independent accountants, and review the implementation of any accepted recommendations.

     25. Consider and approve, upon the recommendation of management or upon its own motion, any non-audit services to be performed by providers other than the independent accountants relating to internal controls or current or future programs, functions, or services that are the responsibility of the internal accounting department.

     26. Establish procedures in accordance with applicable law, rules and regulations for (a) receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Other Responsibilities

     27. Review and make approval decisions regarding all related-party transactions, as required by applicable law, rules and regulations.

     28. If appropriate, obtain advice and assistance from outside legal, accounting or other advisors and determine the funding for such advice and assistance which shall be paid by the Company.

     29. If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist.

     30. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, rules or regulations as the Committee or the Board deems necessary or appropriate.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to prepare financial statements, plan or conduct audits or determine that the Company's financial statements are complete and accurate and are in accordance with GAAP. This is the responsibility of management and the independent accountants.

                        ANNUAL MEETING OF STOCKHOLDERS OF


                         SIGMATRON INTERNATIONAL, INC.
                               SEPTEMBER 19, 2003



                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.



     Please detach along perforated line and mail in the envelope provided.


    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS
                          AND "FOR" PROPOSALS 2 AND 3.

         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
           PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x


1.   Election of Directors:

                                        NOMINEES:
[  ] FOR ALL NOMINEES                   o Thomas W. Rieck
                                        o William L. McClelland

[  ] WITHHOLD AUTHORITY
     FOR ALL NOMINEES

[  ] FOR ALL EXCEPT
     (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:


                                                        FOR   AGAINST   ABSTAIN

2.   PROPOSAL TO RATIFY THE SELECTION OF GRANT         [  ]     [  ]     [  ]
     THORNTON LLP AS INDEPENDENT AUDITORS

3.   IN THEIR DISCRETION, ON SUCH OTHER MATTERS AS     [  ]     [  ]     [  ]
     MAY PROPERLY COME BEFORE THE MEETING
    (which the Board of Directors does not know of prior to August 15, 2003)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTORS, AND FOR THE RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS, AND WILL CONFER THE AUTHORITY IN PARAGRAPH 3.

Receipt is hereby acknowledged of the Notice of the Meeting and Proxy Statement dated August 15, 2003 as well as a copy of the 2003 Annual Report to Stockholders

PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.





To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.


Signature of Stockholder__________________________________  Date:_______________




Signature of Stockholder__________________________________  Date:_______________


NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                          SIGMATRON INTERNATIONAL, INC
                              2201 LANDMEIER ROAD
                          ELK GROVE VILLAGE, IL 60007
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Gary R. Fairhead, Linda K. Blake and Henry
J. Underwood, and each of them, with full power of substitution, attorneys and proxies to represent the undersigned at the 2003 Annual Meeting of Stockholders of SIGMATRON INTERNATIONAL, INC. (the "Company") to be held at the Holiday Inn located at 1000 Busse Road, Elk Grove Village, Illinois at 10:00 a.m. local time, on Friday, September 19, 2003 or at any adjournment thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock of the Company which the undersigned may be entitled to vote at said Meeting as follows.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)